[LETTERHEAD OF TRIDAN CORP.]


                                            October 24, 2002

TO ALL SHAREHOLDERS:

      Re:   Repurchase of Shares by the Company

Dear Shareholder:

      The purpose of this letter, as required by applicable SEC rules, is to confirm that Tridan Corp. intends to continue to repurchase shares from time to time in accordance with the plan described in our letter to shareholders dated October 17, 1985.

      As you know, the plan provides for the company's repurchase of shares, if requested, upon death or at or after age 65, from non-affiliated shareholders who were employees of Danskin, Inc. prior to the sale to International Playtex Inc., and who acquired their shares either through the Danskin ESOP or by purchase from Tridan. The purchase price will be the full net asset value as of the end of the company's fiscal quarter in which the company receives a shareholder's request for repurchase.


                                            Very truly yours,


                                            Peter Goodman, President